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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 13, 1996


              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP
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               (Exact name of registrant as specified in charter)


        STATE OF WASHINGTON            0-16718             91-1366564
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(State or other jurisdiction of        (Commission         (IRS Employer
 of incorporation)                      File Number)        Identification No.)


                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 621-7244



                                      N.A.
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          (Former name or former address, if changed since last report)



This filing contains __________ pages.  Exhibits Index appears on page ________.

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              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP


ITEM 2.  ACQUISITION OF ASSETS


         On April 10, 1996, Northland Cable Properties Seven Limited Partnership (the "Registrant") entered into an agreement to acquire substantially all operating assets and franchise rights of the cable television systems in or around the communities of Sandersville, Tennille and nearby unincorporated areas of Washington County, all in the state of Georgia (the "Sandersville system"). The cable television systems represent approximately 3,200 basic subscribers and were owned by TCI Cablevision of Georgia, Inc. ("TCI"). The assets were acquired on September 13, 1996 for the purchase price of $5,608,367. Of the total purchase price, TCI was paid $5,328,497 on September 13, 1996. The balance due of $279,870 was deposited into an escrow account payable to TCI, due no later than 120 days after the closing date, net of any purchase adjustments. The purchase price is based on Sellers' representations as to monthly revenues and the number of basic subscribers as of the closing date. There is no material relationship between the Registrant and the Seller or any of their affiliates, directors, officers, or associates.


                  FINANCING


         The purchase was financed by borrowings under the Registrant's term loan facility. At the time of this filing, the balance under the credit facility is $32,000,000. The interest rates on the credit facility are as follows:
$5,600,000 fixed at 9.12% under the terms of an interest rate swap agreement with the Registrant's lender expiring September 30, 1998; $8,450,000 fixed at 9.08% under the terms of a self-amortizing interest rate swap agreement expiring September 30, 1998; $7,300,000 fixed at 7.84% under the terms of an interest rate swap agreement expiring January 16, 1998; and $10,000,000 fixed at 7.92% under the terms of an interest rate swap agreement expiring March 6, 1998. The balance of $650,000 bears interest at the prime rate plus 1.50% (currently at 9.75%). The above rates include a margin paid to the lender based on overall leverage, and may increase or decrease as the Registrant's leverage fluctuates.


                  PROFILE OF THE SANDERSVILLE SYSTEM


         The Sandersville systems serve the incorporated communities of Sandersville, Tennille and nearby unincorporated areas of Washington County, all in the state of Georgia. Located midway between Macon and Augusta, Sandersville is the county seat of Washington County. Major employers in the area include kaolin processors, transportation (trucking and rail) companies and various manufacturers.


                  EFFECTS OF REGULATION


         On February 8, 1996, the Telecommunications Act of 1996 (the "1996 Act") was enacted which dramatically changed federal telecommunications laws and the future competitiveness of the industry. Many of the changes called for by the 1996 Act will not take effect until the FCC issues new regulations which, in

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some cases, may not be completed for a few years. Because of this, the full impact of the 1996 Act on the Partnership's operations cannot be determined at this time. A summary of the provisions impacting the cable television industry, more specifically those impacting the Partnership's operations, follows:

         Cable Programming Service Tier Rate Regulation. FCC regulation of rates for cable programming service tiers has been eliminated for small cable systems owned by small companies. Small cable systems are those having 50,000 or fewer subscribers served by companies with fewer than one percent of national cable subscribers (approximately 600,000). All of the Partnership's cable systems qualify as small cable systems. Basic tier rates remain subject to regulation by the local franchising authority under most circumstances until effective competition exists. The 1996 Act expands the definition of effective competition to include the offering of video programming services directly to subscribers in a franchised area served by their local exchange carrier, its affiliates, or any multichannel video programming distributor which uses the facilities of the local exchange carrier. No penetration criteria exists that triggers the presence of effective competition under these circumstances.

         Telephone Companies. The 1996 Act allows telephone companies to offer video programming directly to customers in their service areas immediately upon enactment. They may provide video programming as a cable operator fully subject to any provisions of the 1996 Act, or a radio-based multichannel programming distributor not subject to any provisions of the 1996 Act or through non-franchised "open video systems" offering non-discriminatory capacity to unaffiliated programmers, subject to selected provisions of the 1996 Act. Although Management's opinion is that the probability of competition from telcos in rural areas is unlikely in the near future, there are no assurances that such competition will not materialize.

         The 1996 Act encompasses various other aspects of providing cable television service including prices for equipment, discounting rates to multiple dwelling units, lifting of anti-trafficking restrictions, cable-telephone cross ownership provisions, pole attachment rate formulas, rate uniformity, program access, scrambling and censoring of PEG and leased access channels.

         As of the date of this filing, the Registrant has received notification that local franchising authorities with jurisdiction over approximately 22% of the Registrant's subscribers have elected to certify, no RFJ's have been received from franchise authorities and three subscriber complaints have been filed in systems representing 8% of the Registrant's total subscribers. Based on management's analysis, the rates charged by these systems are within the maximum rates allowed under FCC rate regulations.

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SUBSCRIBER SUMMARY
(As of September 13, 1996)


Estimated Homes Passed:                                        4,585

Basic Subscribers:                                             3,376

     % of Homes Passed                                          74%

Pay Subscribers:                                               2,590


     % of Basic                                                 77%


CURRENT RATES
(excluding franchise fees, including sales tax)

Basic Package                                                  12.81
HBO                                                            13.90
Disney                                                         12.20
Showtime                                                       13.90
Starz                                                           4.75
Encore                                                          1.75

Installation                                                   47.67
Reconnect fee                                                  23.84
Transfer fee                                                   29.70
Install extra outlet                                           17.88

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CHANNEL LINE-UP - SANDERSVILLE, GEORGIA

  CABLE        OFF-AIR
 CHANNEL       CHANNEL      STATION                   NETWORK AFFILIATION
 -------       -------      -------                   -------------------
    2                       QVC
    3                       Faith & Values
    4                       CNBC
    5                       WAGA                      FOX (Atlanta, GA)
    6                       WPGA                      ABC (Macon, GA)
    7                       Showtime
    8                       WMGT                      NBC (Macon, GA)
    9                       WGXA                      FOX (Macon, GA)
   10                       Disney
   11                       WJBF                      ABC (Augusta, GA)
   12                       WCES (PBS)
   13                       WMAZ                      CBS (Macon, GA)
   14                       Encore
   15                       Lifetime
   16                       Weather Channel
   17                       Family Channel
   18                       Court TV
   19                       CSPAN
   20                       HBO
   21                       F/X
   22                       Discovery
   23                       Starz
   24                       ESPN
   25                       USA
   26                       TNT
   27                       Sports South
   28                       Nickelodeon
   29                       CNN
   30                       Headline News
   31                       A&E
   32                       AMC
   33                       Black Entertainment Television
   34                       WTBS
   35                       The Nashville Network
   36                       MTV
   37                       WGN
   38                       Request 1 PPV
   39                       Action PPV

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                              FRANCHISE AGREEMENTS


The Systems operate under the terms of following franchise agreements:

FRANCHISE                          EXPIRATION DATE               FRANCHISE FEE
City of Sandersville              September 7, 2001                   5%
City of Tennille                  September 7, 2001                   5%
County of Washington                April 11, 2008                    5%

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                                                                    Sequentially
                                                                      Numbered
                                                                         Page
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Item 7.                   Financial Statements and Exhibits
                          Financial Statements, Pro Forma

(a)(4) The financial statements required to be filed were not available as of the date of this filing.


(b)(2)(c)                 Exhibits

                          Asset Purchase Agreement between Northland Cable Properties Seven Limited Partnership and TCI Cablevision of Georgia, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                    BY: Northland Communications Corporation,
                        Managing General Partner



                     Dated: __________ BY: /s/ GARY S. JONES
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                                               Gary S. Jones
                                               (Vice President)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                    BY: Northland Communications Corporation,
                        Managing General Partner



                      Dated:    9-24-96       BY: /s/ Gary S. Jones
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                                                  Gary S. Jones
                                                  (Vice President)


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                                INDEX TO EXHIBITS


Exhibit                                                            Sequentially
Number     Description                                             Numbered Page
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10.32      Asset Purchase Agreement between Northland
           Cable Properties Seven Limited Partnership and
           TCI Cablevision of Georgia, Inc.

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